Decommissioning Obligations	12 Months Ended
Dec. 31, 2019
Decommissioning Obligations
Decommissioning Obligations

Note 17. Decommissioning Obligations

	2019	2018
Decommissioning obligations, beginning of year	$13,641	$13,699
Changes in estimates	1,167	(338)
Accretion	210	280
Decommissioning obligations, end of year	$15,018	$13,641

Decommissioning obligations represent the present value of estimated remediation and reclamation costs associated with hydrocarbon properties and property, plant and equipment. As at December 31, 2019 and 2018, management revised its estimates of the expected decommissioning obligations related to its hydrocarbon production and processing assets. The Group discounted the decommissioning obligations using an average discount rate of 1.61% (2018: 1.98%), which is the risk-free rate in Canada for blended government securities.

The Group’s decommissioning obligations are unsecured and will be funded from future cash flows from operations.